EXHIBIT 23


	     Consent of Independent Public Accountants
	     -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-30991, File
No. 33-52622 and 33-60101 and on Form S-3 File No. 33-44869.




					/s/ Arthur Andersen LLP
					------------------------
					ARTHUR ANDERSEN LLP


Los Angeles, California
March 28, 1996



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